May 3, 2000




American Tissue Corporation
American Tissue Mills of Oregon, Inc.
American Tissue Mills of Greenwich LLC
American Tissue Mills of Neenah LLC
American Tissue Mills of New Hampshire, Inc.
American Tissue Mills of New York, Inc.
Calexico Tissue Company LLC
Pulp & Paper of America LLC
Pulp of America LLC
Paper of America LLC
American Tissue Inc.
135 Engineers Road
Hauppauge, New York 11788

     Re: Fourth Amendment to Amended and Restated Loan Agreement (this
         "Amendment")

Gentlemen:

     American Tissue Corporation, American Tissue Mills of Oregon, Inc., American Tissue Mills of Greenwich LLC, American Tissue Mills of Neenah LLC, American Tissue Mills of New Hampshire, Inc., American Tissue Mills of New York, Inc., Calexico Tissue Company LLC, Pulp & Paper of America LLC, Pulp of America LLC and Paper of America LLC (collectively, "Borrowers"), American Tissue Inc. (the "Representative Company") and LaSalle Bank National Association, a national banking association, as a lender ("LaSalle") and as agent ("Agent") for itself and any other lenders now or hereafter a party to the Loan Agreement, as hereinafter defined, (collectively, LaSalle and any such other lenders shall be referred to as "Lenders") and such other Lenders have entered into that certain Amended and Restated Loan and Security Agreement dated as of July 9, 1999 (as amended from time to time, the "Loan Agreement"). Borrowers and Representative Company have requested that Agent and Lenders agree to amend the Loan Agreement in certain respects to, among other things, increase the Maximum Loan Limit to $145,000,000 and in connection therewith that each of LaSalle and Fleet Capital Corporation increase its Maximum Loan Amount as described below, and that Summit Commercial/Gibraltar Corp. ("Summit") and Sunrock Capital Corp. ("Sunrock"; together with Summit, collectively, the "New Lenders") each be added as a Lender. Agent and Lenders are willing to do the foregoing and each of the New Lenders are willing to become a Lender on the terms and subject to the conditions set forth herein.

     NOW, THEREFORE, in consideration of the foregoing recitals, the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Subject to the satisfaction of the conditions set forth in Paragraph 2 below, the Loan Agreement is amended as follows:

          (a) The proviso at the end of Paragraph 1 of Exhibit A to the Loan Agreement is amended to read in its entirety as follows:

          "provided that (i) the aggregate outstanding Loans to Borrowers advanced pursuant to Paragraphs (1)(b) and (1)(c) hereof shall not exceed at any time an amount equal to Seventy Five Million Dollars ($75,000,000) and (ii) the aggregate outstanding Loans to Borrowers shall in no event exceed One Hundred and Forty-Five Million Dollars ($145,000,000) (the "Maximum Loan Limit"), except as such amount may be increased by agreement of all Lenders in each Lender's sole discretion or decreased by Agent in its sole discretion from time to time following the occurrence of an Event of Default and during the continuance thereof. Each Borrower hereby agrees that a request for a Loan by the Representative Company shall be binding on all Borrowers."

          (b) Paragraph 10 of Exhibit A of the Loan Agreement is amended by adding the following at the end of such Paragraph 10: "Notwithstanding the foregoing, Sunrock Capital Corp. shall be permitted to grant a security interest in, or pledge, all or any portion of its rights under this Agreement in favor of its lender Jackson National Life Insurance Company."

          (c) The Maximum Loan Amount set forth under the signature of each of LaSalle and Fleet Capital Corporation ("Fleet") on the Loan Agreement or any Assignment and Acceptance Agreement executed by such Lender is hereby amended to change the amount thereof as set forth below:

              Lender              New Maximum Loan
                                  Amount
              ------              ------
              LaSalle                  $40,000,000
              Fleet                    $40,000,000

          (d) The Loan Agreement is hereby amended to add each of the new Lenders as a Lender for all purposes of the Loan Agreement, and as a Lender, each of the New Lenders shall have all of the rights and obligations of a Lender as set forth in


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

     the Loan Agreement. Each of the New Lender's Maximum Loan Amount shall be as set forth under its signature on this Amendment.

     2) This Amendment shall not become effective until the Agent shall have received fully executed copies of this Amendment and the other documents listed on the Closing Checklist attached hereto as Schedule 1, each in form and substance satisfactory to Agent.

     3) Each Borrower hereby represents and warrants to Agent and the Lenders that there is no Default or Event of Default currently in existence and no Default or Event of Default would be caused by the consummation of the transactions described herein. Each Borrower further represents and warrants to Agent and the Lenders that the representations and warranties of Borrowers contained in the Loan Agreement, as amended hereby, and the Other Agreements, are true and correct in all material respects as of the date hereof, with the same effect as though made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct as of such earlier date.

     4) Except as expressly amended hereby, the Loan Agreement and each of the Other Agreements are ratified and confirmed by the parties hereto and remain in full force and effect in accordance with the terms thereof.

                                        LASALLE BANK NATIONAL ASSOCIATION, as
                                        Agent and a Lender

                                        By: /s/ Thomas G. Hirsh
                                        Title: Vice President

                                        FINOVA CAPITAL CORPORATION

                                        By:  /s/ Brian Rujawitz
                                        Title: Vice President

                                        FLEET CAPITAL CORPORATION

                                        By: /s/ Donald A. Mastro
                                        Title: Vice President

                                        BANK OF AMERICA, NATIONAL ASSOCIATION

                                        By: /s/ [illegible]
                                        Title: Senior Vice President

Accepted and agreed to this 3rd day of May, 2000.

AMERICAN TISSUE CORPORATION
AMERICAN TISSUE MILLS OF
  OREGON, INC.
AMERICAN TISSUE MILLS OF NEW
  HAMPSHIRE, INC.
AMERICAN TISSUE MILLS OF NEW
  YORK, INC.


By: /s/ Mehdi Gabayzadeh
Its: President

AMERICAN TISSUE MILLS OF
  NEENAH LLC
AMERICAN TISSUE MILLS OF
  GREENWICH LLC
CALEXICO TISSUE COMPANY LLC
PULP & PAPER OF AMERICA LLC
PULP OF AMERICA LLC
PAPER OF AMERICA LLC


By: /s/ Mehdi Gabayzadeh
Its: Manager

     Summit Commercial/Gibraltar Corp. and Sunrock Capital Corp., each hereby agrees to become a Lender under the Loan Agreement contemporaneously with this Amendment becoming effective and consents and agrees to the foregoing Amendment this 3rd day of May, 2000.

SUMMIT COMMERCIAL/GIBRALTAR CORP.

By: /s/ [illegible]
Its: Vice President

Maximum Loan Amount:  $15,000,000

SUNROCK CAPITAL CORP.

By: /s/ Thomas M. Romanowski
Its: Vice President

Maximum Loan Amount:  $10,000,000
Accepted and agreed to this
3rd day of May, 2000.

AMERICAN TISSUE CORPORATION
AMERICAN TISSUE MILLS OF
  OREGON, INC.
AMERICAN TISSUE MILLS OF NEW
  HAMPSHIRE, INC.
AMERICAN TISSUE MILLS OF NEW
  YORK, INC.

By: /s/ Mehdi Gabayzadeh
Its:  President

AMERICAN TISSUE MILLS OF
  NEENAH LLC
AMERICAN TISSUE MILLS OF
  GREENWICH LLC
CALEXICO TISSUE COMPANY LLC
PULP & PAPER OF AMERICA LLC
PULP OF AMERICA LLC
PAPER OF AMERICA LLC

By: /s/ Mehdi Gabayzadeh
Its: Manager

                            CONSENT AND REAFFIRMATION


     Each undersigned hereby (i) acknowledges receipt of a copy of the foregoing Amendment; (ii) consents to Borrowers' execution and delivery thereof; (iii) agrees to be bound thereby; and (iv) affirms that nothing contained therein shall modify in any respect whatsoever its obligations under each of the Other Agreements to which it is a party and reaffirms that each such Other Agreement is and shall continue to remain in full force and effect. Although each undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, each undersigned understands that neither Agent nor any Lender has any obligation to inform any undersigned of such matters in the future or to seek any undersigned's acknowledgment or agreement to future amendments or waivers, and nothing herein shall create such a duty.

     IN WITNESS WHEREOF, the undersigned has executed this Consent and Reaffirmation on and as of the date of the Amendment.



                                       AMERICAN TISSUE INC.

                                       By: /s/ Mehdi Gabayzadeh
                                       Its: President


                                       AMERICAN TISSUE DE MEXICO S.A. de C.V.

                                       By: /s/ Mehdi Gabayzadeh
                                       Its:  Manager


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